UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 17, 2015 (April 15, 2015)

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Damastown, Mulhuddart

Dublin 15, Ireland

(Address of principal executive offices)

+353 1 880-8180

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture

On April 15, 2015, in connection with the Ikaria Acquisition (as defined below), Mallinckrodt International Finance S.A. (“MIFSA”) and Mallinckrodt CB LLC (“MCB” and, together with MIFSA, the “Issuers”), each of which is a subsidiary of Mallinckrodt plc (“Mallinckrodt plc” or “Mallinckrodt”), completed their previously announced private placement of (i) $700 million aggregate principal amount of 4.875% senior unsecured notes due April 15, 2020 (the “2020 Notes”) and (ii) $700 million aggregate principal amount of 5.500% senior unsecured notes due April 15, 2025 (the “2025 Notes” and, together with the 2020 Notes, the “Notes”). The Notes were issued as separate series pursuant to an indenture dated as of April 15, 2015 (the “Indenture”) among the Issuers, the Note Guarantors (as defined below) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Notes were offered in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulations S under the Securities Act.

Interest on the (i) 2020 Notes accrues at the rate of 4.875% per annum and (ii) 2025 Notes accrues at the rate of 5.500% per annum. Interest on both series of Notes is payable semi-annually in cash on April 15 and October 15 of each year, commencing on October 15, 2015.

The Notes are guaranteed on an unsecured basis by Mallinckrodt plc and each of its subsidiaries that guarantees the obligations under the Issuers’ senior secured term loan facility, which from and after the consummation of the Ikaria Acquisition, include Compound Holdings II, Inc. and its domestic subsidiaries (collectively, the “Notes Guarantors”).

The Issuers may redeem some or all of the (i) 2020 Notes prior to April 15, 2017 and (ii) 2025 Notes prior to April 15, 2020, in each case, by paying a “make-whole” premium. The Issuers may redeem some or all of the (i) 2020 Notes on or after April 15, 2017 and (ii) 2025 Notes on or after April 15, 2020, in each case, at specified redemption prices. In addition, prior to (i) April 15, 2017, in the case of the 2020 Notes, and (ii) April 15, 2018, in the case of the 2025 Notes, the Issuers may redeem up to 40% of the aggregate principal amount of the 2020 Notes or 2025 Notes, as the case may be, with the net proceeds of certain equity offerings.

The Issuers are obligated to offer to repurchase (a) each series of Notes at a price of 101% of their principal amount plus accrued and unpaid interest, if any, as a result of certain change of control events and (b) the Notes at a price of 100% of their principal amount plus accrued and unpaid interest, if any, in the event of certain net asset sales. These obligations are subject to certain qualifications and exceptions.

The Indenture contains certain customary covenants and events of default (subject in certain cases to customary grace and cure periods). The occurrence of an event of default under the Indenture could result in the acceleration of the Notes and could cause a cross-default that could result in the acceleration of other indebtedness of Mallinckrodt plc and its subsidiaries.

The foregoing summary is qualified in its entirety by reference to the Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 16, 2015, Mallinckrodt Enterprises LLC, an indirect wholly owned subsidiary of Mallinckrodt plc (“Purchaser”), completed its previously announced acquisition (the “Ikaria Acquisition”) of Compound Holdings II, Inc. pursuant to that certain Stock Purchase Agreement, dated as of March 5, 2015 (the “Purchase Agreement”) by and among Compound Holdings I, LLC, Compound Holdings II, Inc., which is the sole stockholder of Ikaria, Inc., Mallinckrodt plc and Purchaser. The consideration for the Ikaria Acquisition was approximately $2.3 billion. As a result of the Ikaria Acquisition, Compound Holdings II, Inc. and Ikaria, Inc. are now indirect wholly owned subsidiaries of Mallinckrodt plc.

The foregoing description of the Ikaria Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On April 16, 2015, Mallinckrodt plc issued a press release announcing, among other things, the completion of the Ikaria Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including the exhibits) is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any filings by the Company under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Compound Holdings II, Inc. and Ikaria, Inc. as of and for the year ended December 31, 2014 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated March 5, 2015, by and among Compound Holdings I, LLC, Compound Holdings II, Inc., Mallinckrodt Enterprises LLC and Mallinckrodt plc (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Mallinckrodt plc on March 5, 2015 and incorporated herein by reference).

4.1	Indenture, dated as of April 15, 2015, among Mallinckrodt International Finance S.A., Mallinckrodt CB LLC, the Guarantors party thereto from time to time and Deutsche Bank Trust Company Americas, as trustee.

99.1	Press release dated April 16, 2015.

99.2	Audited consolidated financial statements of Compound Holdings II, Inc. and Ikaria, Inc. as of and for the year ended December 31, 2014 (filed as Exhibit 99.3 to the Current Report on Form 8-K filed by Mallinckrodt plc on April 6, 2015 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2015

MALLINCKRODT PUBLIC LIMITED COMPANY

By:	/s/ Peter G. Edwards
Name: Peter G. Edwards
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated March 5, 2015, by and among Compound Holdings I, LLC, Compound Holdings II, Inc., Mallinckrodt Enterprises LLC and Mallinckrodt plc (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Mallinckrodt plc on March 5, 2015 and incorporated herein by reference).

4.1	Indenture, dated as of April 15, 2015, among Mallinckrodt International Finance S.A., Mallinckrodt CB LLC, the Guarantors party thereto from time to time and Deutsche Bank Trust Company Americas, as trustee.

99.1	Press release dated April 16, 2015.

99.2	Audited consolidated financial statements of Compound Holdings II, Inc. and Ikaria, Inc. as of and for the year ended December 31, 2014 (filed as Exhibit 99.3 to the Current Report on Form 8-K filed by Mallinckrodt plc on April 6, 2015 and incorporated herein by reference).